SCHEDULE 14A INFORMATION
PROXY STATEMENT PURSUANT TO SECTION 14(A) OF THE SECURITIES EXCHANGE ACT OF 1934
                             (AMENDMENT NO. __)

Filed by the Registrant  [x]
Filed by a Party other than the Registrant  [ ]
Check the appropriate box:
[ ]   Preliminary Proxy Statement
[ ] Confidential, for Use of the Commission Only (as permitted by Rule 14a-b(e)(2))
[x]   Definitive Proxy Statement
[ ]   Definitive Additional Materials
[ ] Soliciting Material Pursuant to Section 240.14a-11(c) or Section 240.14a-12

                                RIVOLI BANCORP, INC.
                 ------------------------------------------------
                 (Name of Registrant as Specified in Its Charter)

                                   Not Applicable
                 ------------------------------------------------
        (Name of Person(s) Filing Proxy Statement if other than Registrant)

Payment of Filing Fee (Check the appropriate box):
[x]   No fee required.
[ ]   Fee computed on table below per Exchange Act Rules 14a-6(i)(4) and 0-11.

                              RIVOLI BANCORP, INC.
                               5980 ZEBULON ROAD
                              MACON, GEORGIA 31210

                    NOTICE OF ANNUAL MEETING OF SHAREHOLDERS
                             TO BE HELD MAY 25, 2004


     The Annual Meeting of Shareholders of Rivoli BanCorp, Inc. (the "Company") will be held on Tuesday, May 25, 2004 at 9:00 a.m., at the City Club of Macon, 355 First Street, Macon, Georgia, for the following purposes:

     (1) to elect four Class III directors, each to serve for a term of three years and until his successor is elected and qualified; and

     (2) to transact such other business as may properly come before the meeting or any adjournments or postponements thereof.

     Only shareholders of record at the close of business on April 1, 2004 will be entitled to notice of and to vote at the meeting or any adjournments or postponements thereof.

     A proxy statement and a proxy solicited by the Board of Directors are enclosed herewith. Please sign, date and return the proxy promptly. If you attend the meeting, you may, if you wish, withdraw your proxy and vote in person.

                                    By Order of the Board of Directors,

                                    /s/ J. Patrick McGoldrick

                                    J. Patrick McGoldrick
                                    President and Chief Executive Officer

Macon, Georgia
April 19, 2004



  PLEASE COMPLETE AND RETURN THE ENCLOSED PROXY PROMPTLY SO THAT YOUR VOTE
       MAY BE RECORDED AT THE MEETING IF YOU DO NOT ATTEND PERSONALLY.

                              RIVOLI BANCORP, INC.
                               5980 ZEBULON ROAD
                              MACON, GEORGIA 31210


                         ANNUAL MEETING OF SHAREHOLDERS
                                  MAY 25, 2004

                          __________________________

                                PROXY STATEMENT

                          __________________________

     This proxy statement is furnished in connection with the solicitation of proxies by the Board of Directors of Rivoli BanCorp, Inc. (the "Company") for use in voting at the Annual Meeting of Shareholders to be held at 9:00 a.m. local time on Tuesday, May 25, 2004 at the City Club of Macon, located at 355 First Street, Macon, Georgia and at any adjournments or postponements thereof, for the purposes set forth in the accompanying Notice of Annual Meeting of Shareholders. This proxy statement and the accompanying proxy are first being mailed to shareholders on or about April 21, 2004. The address of the principal executive offices of the Company is 5980 Zebulon Road, Macon, Georgia 31210.

     All information in this proxy statement regarding the Company's common stock reflects the 4-for-3 stock dividend paid on March 22, 2004 to shareholders of record as of February 27, 2004.


                                    VOTING

VOTING AND REVOCABILITY OF PROXIES

     When proxy cards are properly executed, dated and returned, the shares they represent will be voted at the Annual Meeting in accordance with the instructions of the shareholders. If no specific instructions are given the shares will be voted FOR the election of the nominees for directors set forth herein. In addition, if other matters come before the Annual Meeting, the persons named in the proxy card will vote in accordance with their best judgment with respect to such matters. Any proxy given pursuant to this solicitation may be revoked by any shareholder who attends the meeting and gives oral notice of his election to vote in person, without compliance with any other formalities. In addition, any proxy given pursuant to this solicitation may be revoked prior to the meeting by delivering to the Secretary of the Company an instrument revoking it or a duly executed proxy for the same shares bearing a later date.

QUORUM; REQUIRED VOTE; ABSTENTIONS AND BROKER NON-VOTES

     The presence at the Annual Meeting of the holders of a majority of the outstanding shares of the Company's common stock as of the record date is necessary to constitute a quorum. Shareholders will be counted as present at the meeting if they are present in person at the Annual Meeting or if they have properly submitted a proxy card. The affirmative vote of a plurality of all votes cast at the meeting by the holders of the common stock is required for the election of directors. Abstentions and broker non-votes will not be counted as votes either in favor of or against the matter with respect to which the abstention or broker non-vote relates, and will have no effect on the outcome of the election of directors.

RECORD DATE AND SHARE OWNERSHIP

     The record of shareholders entitled to vote at the Annual Meeting was taken on April 1, 2004. On that date, the Company had outstanding and entitled to vote 1,014,937 shares of common stock, with each share entitled to one vote.

EXPENSES OF SOLICITATION

     The expense of this solicitation, including the cost of preparing and mailing this proxy statement, will be paid by the Company. In addition to solicitations by mail, officers and regular employees of the Company, at no additional compensation, may assist in soliciting proxies by telephone.


                    CORPORATE GOVERNANCE AND BOARD MATTERS

MEETINGS OF THE BOARD OF DIRECTORS

     The Board of Directors of the Company presently consists of twelve members.
During 2003, the Board of Directors of the Company met two times.    The Board
of Directors of the Company's sole subsidiary, Rivoli Bank & Trust (the "Bank"), is composed of the same members of the Company's Board and met 12 times during 2003. Each director attended at least 75% or more of the aggregate number of meetings held by the Board of Directors of the Company and the Bank and any committees of the Bank's Board on which such director served, except Mr. Selby, who attended 65% of such meetings. The Company holds a meeting of the Board of Directors of the Company on the same day as the Company's Annual Meeting of shareholders, and it is the policy of the Board of Directors that directors are expected to attend the Annual Meeting. Seven board members attended the 2003 Annual Meeting.

COMMITTEES OF THE BOARD OF DIRECTORS

     The Board of Directors of the Company has a standing Audit Committee. The Board of Directors of the Company does not have a Compensation Committee, as each of the officers of the Company is compensated solely by the Bank. The Board of Directors of the Bank does have a Compensation Committee.

     AUDIT COMMITTEE. The Audit Committee is currently composed of A.V. Elliott, D. Frank Gunn, Roy H. Fickling and F. Tredway Shurling. The Audit Committee met three times during 2003. The Audit Committee reviews and makes recommendations to the Board of Directors on the Company's audit procedures and independent auditors' report to management and recommends to the Board of Directors the appointment of independent auditors for the Company. The Audit Committee reviews and pre-approves all audit and non-audit services performed by the Company's auditing accountants, or other accounting firms, other than as may be allowed by applicable law. All members of the Audit Committee are "independent" as the term is defined in Rule 4200(a)(15) of the National Association of Securities Dealers' listing standards. The Audit Committee does not have an "audit committee financial expert," as defined by SEC rules. The Board believes that the current members of the Audit Committee, as a whole based on their experiences and backgrounds, are qualified to effectively carry out the duties and responsibilities of the Audit Committee. Each Audit Committee member has significant experience in accounting and audit functions, internal controls and budget preparation. All Audit Committee members serve or have served as president, chief executive officer, or in a similar role with significant financial oversight responsibilities and have an understanding of generally accepted accounting principles and financial statements. The Board of Directors has not adopted an Audit Committee Charter.

     COMPENSATION COMMITTEE OF THE BOARD OF DIRECTORS OF THE BANK. The Compensation Committee of the Board of Directors of the Bank is currently composed of Ethel A. Cullinan, D. Frank Gunn, Edward H. Greene, Henry K. Koplin, Edward P. Loomis, Jr. and William T. Wiley, Jr. The Compensation Committee met two times during 2003. The Compensation Committee is responsible for reviewing and making recommendations to the Board of Directors of the Bank with respect to compensation of the Bank's Chief Executive Officer and Board of Directors.

NOMINATION OF DIRECTORS

     The Company does not have a Nominating Committee. Director selection and review is conducted by the entire Board of Directors. The Company has no formal process for identifying director nominees. The Board does this on an as-needed basis. The Company believes that this is adequate for a small community financial institution. Each member of the Board of Directors has served as a director since the Company's organization as a proposed holding company for the Bank in February 2001. The Company believes that the original directors acting as a group are capable of evaluating the performance of the current Board, the qualifications of proposed director nominees and of determining the need for additional directors. As the Company grows, however, the Company may reconsider this and establish a nominating committee. The Board of Directors will consider director nominees recommended by shareholders. Generally, candidates should be highly qualified by business, professional or comparable experience, affirmatively desirous of serving on the Board, and able to represent the interests of all shareholders and not merely those of any special interest group. Shareholders wishing to suggest candidate(s) for consideration at the 2005 Annual Meeting should submit their proposals in accordance with the timeframe and procedures set forth in the paragraph below entitled "Shareholder Proposals for 2005 Annual Meeting" in this proxy statement.

SHAREHOLDER COMMUNICATIONS WITH THE BOARD

     The Board of Directors has implemented a process for shareholders to send communications to the Board. Any shareholder desiring to communicate with the Board, or with specific individual directors, may do so by writing to the Company's Secretary at the address of the Company's principal executive offices, who has been instructed by the Board to promptly forward all such communications to the Board or such individual directors.

SHAREHOLDER PROPOSALS FOR 2005 ANNUAL MEETING

     The deadline for submission of shareholder proposals for inclusion in the Company's proxy statement for the 2005 Annual Meeting of Shareholders is December 21, 2004. Additionally, the Company must receive notice of any shareholder proposal to be submitted at the 2005 Annual Meeting of Shareholders (but not required to be included in the Company's proxy statement) by March 7, 2005, or such proposal will be considered untimely and the persons named in the proxies solicited by management may exercise discretionary voting authority with respect to such proposal.

COMPENSATION OF DIRECTORS

     Members of the Company's Board of Directors receive an annual retainer of $6,000, and each director other than Mr. McGoldrick also receives a fee of $100 for each Bank or Company Board committee meeting attended. All directors are eligible to receive options to purchase stock under the Company's 1998 Stock Option Plan, which is described below. In 1998, each director was issued an immediately exercisable option under the plan to purchase 9,520 shares of common stock at an exercise price of $9.06. In January 2001, each director was issued an immediately exercisable option to purchase 800 shares of common stock at an exercise price of $13.20.

CODE OF ETHICS

     The Company has adopted a Code of Ethics applicable to its Chief Executive Officer and its senior financial officers, a copy of which was filed as Exhibit
14.1 to the Company's Form 10-KSB for the year ended December 31, 2003.

NO FAMILY RELATIONSHIPS AMONG DIRECTORS AND OFFICERS

     There are no family relationships between any director or executive officer of the Company or the Bank and any other director or executive officer of the Company or the Bank.


                         PROPOSALS TO BE VOTED ON

PROPOSAL NO. 1:   ELECTION OF DIRECTORS

     The Board of Directors of the Company, pursuant to the Company's Bylaws, has set the number of directors to serve for the next year at twelve, four of whom are to be elected at the 2004 Annual Meeting of Shareholders. The Company's Articles of Incorporation provide for a classified Board of Directors, whereby one-third of the Company's directors are elected each year at the Company's Annual Meeting of Shareholders, to serve a three-year term. Each Class III director is presently standing for re-election to the Board of Directors and, if elected, will serve for a term of three years and until his successor is elected and qualified.

     In the event that any nominee withdraws or for any reason is not able to serve as director, the proxy will be voted for such other person as may be designated by the Board of Directors, but in no event will the proxy be voted for more than four nominees. The Board of Directors recommends the election of the four nominees listed below. Management of the Company has no reason to believe that any nominee will not serve if elected.

     The following persons have been nominated for re-election to the Board of Directors as Class III directors:

     A.V. ELLIOTT, age 75, has been a 50% owner of Elliott Machine Shop since 1974 and currently serves as its Secretary and Treasurer. He was appointed by Governor Miller to the Department of Human Resources Board of Directors in 1998, and has served as a member of the Mercer University Board of Trustees since 1996. Mr. Elliott is on the Advisory Board of the Macon Technical Institute.

     EDWARD H. GREENE, age 54, has been the owner of Georgia Duplicating Products (office equipment) since 1977, and also is a 60% owner and serves as President of Power Marketing (consulting).

     HENRY K. KOPLIN, age 50, has served as Secretary of Macon Iron (recycling) since 1976, and is currently a partner of Macon Iron, General Steel Company (steel wholesale), Commercial Doors (distributor), Harmony Leasing, and Harmony Company.

     C. WARREN SELBY, JR., age 43, is the owner and has served as President of Warren Associates, Inc. (building contractors) since 1993.

     THE BOARD OF DIRECTORS OF THE COMPANY RECOMMENDS THAT THE COMPANY'S SHAREHOLDERS VOTE "FOR" THE ELECTION OF THE NOMINEES LISTED ABOVE.

     Each of the following persons is a member of the Board of Directors who is not standing for election to the Board this year and whose term will continue after the 2004 Annual Meeting of Shareholders:

CLASS I DIRECTORS, SERVING FOR A TERM EXPIRING AT THE 2005 ANNUAL MEETING

     ROY H. FICKLING, age 38, is the founder of Fickling & Company, Inc. (regional real estate service and development) and has served as its Chairman and President since 1994. He also serves as President of Riverside Ford, Inc. (automobile dealership), and is an officer and/or director of various privately held investment and operating companies, both domestic and foreign.

     J. PATRICK MCGOLDRICK, age 53, has served as President and Chief Executive Officer of the Bank since it opened for business in June 1997 and as President and Chief Executive Officer of the Company since its organization in February 2001.

     F. TREDWAY SHURLING, age 61, has served as President of Shurling & Co. (family owned real estate holdings) since 1977. He also holds a majority interest in Electro-Mech Scoreboard Company in Wrightsville, Georgia.

     RAYMOND H. SMITH, JR., age 44, has served as President and Chief Executive Officer of Smith, Brown & Groover, Inc. (securities broker-dealer) since 1992.

CLASS II DIRECTORS, SERVING FOR A TERM EXPIRING AT THE 2006 ANNUAL MEETING

     ETHEL A. CULLINAN, PH.D., age 59, has served as President and Chief Executive Officer of the MedCen Community Health Foundation of Central Georgia Health System since 1989. Dr. Cullinan has served as President and Chief Executive Officer of Central Georgia Senior Health, Inc. since 1996. Dr. Cullinan also serves as Secretary and Treasurer of Southern Regional Management (management consulting).

     D. FRANK GUNN, age 56, has served as the Chief Executive Officer and has been the sole shareholder of Macon Supply Co., Inc. (wholesale distribution) since 1978.

     EDWARD P. LOOMIS, JR., age 50, served as President and Chief Executive Officer of First Macon Bank & Trust from 1987 until October 1998. Mr. Loomis is now retired and manages his personal and family investments.

     WILLIAM T. WILEY, JR., age 63, served as Senior Vice President, Industrial Relations for YKK Corporation of America (manufacturer of closures, fasteners and architectural aluminum) from 1983 until retiring in December 2002. Mr. Wiley is owner of Wiley & Associates, a consulting company specializing in human resources practices.

     Each member of the Company's Board of Directors has served as a director since the Company's organization as a proposed holding company for the Bank in February 2001.

                             EXECUTIVE OFFICERS

     Executive officers of the Company and the Bank are appointed by the Board of Directors of the Company and the Board of Directors of the Bank, respectively, and hold office at the pleasure of the respective Board. The executive officers of the Company and the Bank are as follows:

                               Position                   Position with
Name                         with the Bank                 the Company
----                         -------------                -------------
J. Patrick McGoldrick    President, Chief Executive   President, Chief Executive
                         Officer and Director         Officer and Class I
                                                      Director

Geraldine R. Bolen       Senior Vice President and    Chief Financial Officer
                         Chief Financial Officer

Melville A. Jamison, II  Executive Vice President               --

Mark Bikus               Senior Vice President                  --
                         and Senior Lender

     J. PATRICK MCGOLDRICK, age 53, has served as President and Chief Executive Officer of the Bank since it opened for business in June 1997 and as President and Chief Executive Officer of the Company since its organization in February 2001.

     GERALDINE R. BOLEN, age 60, has served as the Bank's Chief Financial Officer since April 2000. Prior to joining the Bank, Ms. Bolen served as the Chief Financial Officer of First Bank of Georgia from June 1996 until it was acquired by Regions Funding in May 1998, and served as Senior Vice President of Accounting of Regions Funding from May 1998 to March 2000.

     MELVILLE A. JAMISON, II, age 36, has served as Executive Vice President of the Bank since December 2001 and served as Senior Vice President of the Bank from the time it opened for business in June 1997 until that time.

     MARK BIKUS, age 47, has served as Senior Vice President of Commercial Lending of the Bank since September 2000. Mr. Bikus has over 25 years banking experience. Prior to joining the Bank, he had been employed by Colonial Bank, serving as Senior Vice President of Commercial Lending and Senior Lender from 1998 until September 2000.

                          EXECUTIVE COMPENSATION

COMPENSATION OF OFFICERS

     All executive officers of the Company are also executive officers of the Bank and receive all compensation from the Bank. The following table provides certain summary information for 2003, 2002 and 2001 concerning compensation paid or accrued by the Bank to or on behalf of the Chief Executive Officer and other executive officers of the Company and the Bank whose total salary and bonus for 2003 exceeded $100,000 (the "Named Executive Officers"):

                                                              Long Term
                                            Annual           Compensation
                                         Compensation           Awards
                                      -----------------    ------------------
     Name and
     Principal                                              Number of Shares
     Position             Year         Salary    Bonus     Underlying Options
     ---------            ----         ------    -----     ------------------
J. Patrick McGoldrick     2003        $179,400  $34,580            --
 President and Chief      2002        $168,000  $16,000            --
 Executive Officer        2001        $152,000     --              800

Melville A. Jamison, II   2003        $125,000  $11,433          3,333
 Executive Vice           2002        $115,000  $10,200            --
 President                2001        $ 95,000     --              --

Mark Bikus                2003        $123,043  $12,056          1,333
 Senior Vice President    2002        $119,516  $11,551            --
 of Commercial Lending    2001        $110,481     --              --

EMPLOYMENT AGREEMENT WITH CHIEF EXECUTIVE OFFICER

     On August 15, 2001, the Bank entered into an employment agreement with J. Patrick McGoldrick pursuant to which Mr. McGoldrick serves as President and Chief Executive Officer of the Bank. The agreement provides for an initial base salary of $160,000, with a five percent annual increase in the base salary during each year of the contract's three-year term. The agreement also provides for an annual bonus to be payable to Mr. McGoldrick of up to 20% of his base salary, based on the Bank's return on equity for the prior year. Mr. McGoldrick receives a monthly car allowance of $1,000 pursuant to the agreement and other benefits generally available to executive officers of the Bank.

     The agreement provides that in the event the Bank terminates Mr. McGoldrick's employment without cause, he will be entitled to receive severance pay in the amount of one-half of his then existing annual base salary. The agreement also contains non-competition and non-solicitation provisions.

1998 STOCK OPTION PLAN

     On April 28, 1998, the Board of Directors of the Bank approved the 1998 Stock Option Plan (the "Plan") to promote the Bank's growth and success. The Plan was approved by the Bank's shareholders at the Bank's 1998 Annual Meeting of Shareholders. In connection with the reorganization of the Bank into a bank holding company structure, the Company assumed the Plan, and all options granted under the Plan to purchase common stock of the Bank were automatically converted to options to purchase an equal number of shares of the common stock of the Company.

     Options may be granted under the Plan to the Company's and the Bank's directors, officers and employees. The Plan provides for the grant of incentive and non-qualified stock options to purchase up to a total of 204,000 shares of the Company's common stock at the discretion of the Board of Directors of the Company or a committee designated by the Board of Directors to administer the Plan. The option exercise price of incentive stock options must be at least 100% (110% in the case of a holder of 10% or more of the Common Stock) of the fair market value of the stock on the date the option is granted. Incentive options granted under the Plan typically vest over a period of five years and expire on or before (i) the date which is the tenth anniversary of the date the option is granted, or (ii) the date which is the fifth anniversary of the date the option is granted in the event that the option is granted to a key employee who owns more than 10% of the total combined voting power of all classes of stock of the Company or any subsidiary of the Company. As of April 1, 2004, options to purchase 176,008 shares of the Company's common stock were outstanding pursuant to the Plan.

     The following table provides certain information concerning options granted to the Named Executive Officers during 2003:

                            Number of   % of Total
                            Securities   Options     Exercise
                            Underlying  Granted to      or
                             Options   Employees in    Base    Expiration
       Name                  Granted    Fiscal Year    Price      Date
       ----                  -------    -----------    -----      ----
J. Patrick McGoldrick          --            --         --         --

Melville A. Jamison, II       3,333          50%      $16.13    12/11/2013

Mark Bikus                    1,333          20%      $15.95     9/15/2013

     No options were exercised by any of the Named Executive Officers during 2003. The following table provides certain information concerning options exercised by the Named Executive Officers during 2003 and the amount and value of stock options held by the Named Executive Officers as of December 31, 2003:

                           Number of Securities
                               Underlying            Value of Unexercised
                           Unexercised Options       In-the-Money Options
                             as of 12/31/03             as of 12/31/03

        Name             Exercisable/Unexercisable  Exercisable/Unexercisable(1)
        ----             -------------------------  -------------------------
J. Patrick McGoldrick          23,353 /     0            $148,187 /      0
Melville A. Jamison, II        12,400 / 5,733            $ 67,751 / $6,815
Mark Bikus                      1,600 / 2,400            $  1,808 / $1,705
__________________________

<FN1>
(1) Dollar values calculated by determining the difference between the estimated fair market value of the Bank's common stock at December 31, 2003 ($16.13) and the exercise price of such options. Because no organized trading market exists for the common stock of the Bank, the fair market value was determined by reference to recent sales of the common stock.

     The following table provides information as of December 31, 2003 regarding the Company's compensation plans and arrangements:


                     EQUITY COMPENSATION PLAN INFORMATION

                                                                  Number of
                                                                 securities
                                    Number of                     remaining
                                    securities     Weighted-    available for
                                       to be        average    future issuance
                                   issued upon     exercise     under equity
                                   exercise of     price of   compensation plans
                                   outstanding    outstanding    (excluding
                                     options,       options,     securities
                                     warrants       warrants      reflected
                                    and rights     and rights   in column (a))
Plan category                          (a)            (b)            (c)
-------------                       ----------     ----------   --------------
Equity compensation plans
 approved by security holders
 (1998 Stock Option Plan)            176,008         $10.41         27,992

Equity compensation plans not
 approved by security holders (1)     13,600         $ 7.35              0
                                     -------         ------         ------
Total                                189,608         $10.19         27,992
                                     =======         ======         ======

__________________________

<FN1>
(1) Represents a presently exercisable option to purchase 13,600 shares of the Company's common stock granted to J. Patrick McGoldrick in 1996 in connection with the organization of the Bank.


                          RELATED PARTY TRANSACTIONS

     The Bank extends loans from time to time to certain of the Company's directors, their associates and members of the immediate families of the directors and executive officers of the Company. These loans are made in the ordinary course of business on substantially the same terms, including interest rates, collateral and repayment terms, as those prevailing at the time for comparable transactions with persons not affiliated with the Company or the Bank, and do not involve more than the normal risk of collectability or present other unfavorable features.


                            AUDIT COMMITTEE REPORT

     The Audit Committee has reviewed and discussed the Company's 2003 audited financial statements with management. The Audit Committee has discussed with the independent auditors the matters required to be discussed by Statement on Auditing Standards No. 61 (Communication with Audit Committees). The Audit Committee has received the written disclosures and the letter from the independent auditors required by Independence Standards Board Standard No. 1 (Independence Discussions with Audit Committees), and has discussed with the independent accountant the independent accountant's independence. Based on the review and discussions referred to above, the Audit Committee recommended to the Board of Directors that the audited financial statements be included in the Company's Annual Report on Form 10-KSB for 2003 for filing with the SEC.

                                    Respectfully submitted,

                                    The Audit Committee

                                    A.V. Elliott
                                    D. Frank Gunn
                                    Roy H. Fickling
                                    F. Tredway Shurling

                 SECURITY OWNERSHIP OF CERTAIN
                BENEFICIAL OWNERS AND MANAGEMENT

     The following table sets forth certain information as of April 1, 2004 with respect to ownership of the outstanding common stock of the Company by (i) each director and Named Executive Officer of the Company, (ii) all directors and executive officers of the Company, as a group, and (iii) all persons known to the Company to own beneficially more than 5% of the outstanding shares of the Company's common stock.

                                             Shares           Percent of
                                           Beneficially       Outstanding
Name                                         Owned(1)           Shares(2)
----                                       ------------       -----------
Ethel A. Cullinan                           18,575(3)(4)          1.8%
A.V. Elliot                                 48,191(3)(5)          4.7%
Roy H. Fickling                             46,899(3)             4.6%
Edward H. Greene                            32,967(3)(6)          3.2%
D. Frank Gunn                               26,190(3)             2.6%
Henry K. Koplin                             26,431(3)             2.6%
Edward P. Loomis, Jr.                        8,480(7)              *
J. Patrick McGoldrick                       42,229(8)             4.1%
C. Warren Selby, Jr.                        63,090(3)(9)          6.2%
F. Tredway Shurling                         58,527(3)(10)         5.7%
Raymond H. Smith, Jr.                       28,929(3)(11)         2.8%
William T. Wiley, Jr.                       26,335(3)(12)         2.6%
Mark Bikus                                   1,866(13)             *
Melville A. Jamison, II                     18,486(14)            1.8%
All directors and executive officers
 as a group (15 persons)                   447,994(15)           38.8%

__________________________________
* Less than 1%.

<FN1>
(1) Except as otherwise indicated, each person named in this table possesses sole voting and investment power with respect to the shares beneficially owned by such person. "Beneficial ownership," determined in accordance with Rule 13d-3 of the Securities Exchange Act of 1934, includes shares for which an individual, directly or indirectly, has or shares voting or investment power and also includes options which are exercisable within 60 days.
<FN2>
(2) In calculating the percentage ownership for a given individual or group, the number of shares of common stock outstanding includes unissued shares subject to options exercisable within 60 days held by such individual or group, but such unissued shares are not deemed outstanding in calculating the percentage ownership for other persons or groups.
<FN3>
(3)     Includes 9,753 shares subject to presently exercisable options.
<FN4>
(4)     Includes 14,762 jointly owned by Ms. Cullinan and her husband.
<FN5>
(5)     Includes 36,658 shares owned jointly by Mr. Elliot and his son.
<FN6>
(6) Includes 15,162 shares owned by Mr. Greene's son and 3,400 shares owned by Mr. Greene's daughter.
<FN7>
(7)     Includes 5,466 shares subject to presently exercisable options.
<FN8>
(8) Includes (i) 23,353 shares subject to presently exercisable stock options and warrants; (ii) 485 shares owned jointly by Mr. McGoldrick and his spouse, (iii) 68 shares owned by Mr. McGoldrick's daughter; (iv) 68 shares owned by Mr. McGoldrick's son; and (v) 957 shares owned by Mr. McGoldrick's spouse.


                                   10

<FN9>
(9) Includes (i) 4,318 shares held by Mr. Selby as custodian for his son Mason R. Selby; and (ii) 4,318 shares held by Mr. Selby as custodian for his son C. Warren Selby, III.
<FN10>
(10) Includes (i) 680 shares owned by Mr. Shurling's spouse, as to which beneficial ownership is disclaimed; (ii) 2,040 shares held by Mr. Shurling as trustee for his daughter, Dabney Shurling; (iii) and 2,040 shares held by Mr. Shurling as trustee for his daughter, Dixie Shurling. Mr. Shurling's address is P.O. Box 4705, Macon, Georgia 31208.
<FN11>
(11) Includes: (i) 2,720 shares held by Smith, Brown & Groover, Inc., of which Mr. Smith is president; (ii) 1,360 shares held by Mr. Smith's son and 1,360 shares held by Mr. Smith's daughter.
<FN12>
(12)    Includes 150 shares owned by Mr. Wiley's spouse.
<FN13>
(13)    Includes 1,600 shares subject to presently exercisable options
<FN14>
(14)    Includes 12,400 shares subject to presently exercisable options.
<FN15>
(15) Includes 141,148 shares subject to presently exercisable options and warrants.

COMPLIANCE WITH SECTION 16(A) OF THE SECURITIES EXCHANGE ACT OF 1934

     Section 16(a) of the Securities Exchange Act of 1934 requires the Company's directors, executive officers and persons who own more than 10% of the outstanding common stock of the Company to file with the Securities and Exchange Commission reports of changes in ownership of the common stock of the Company held by such persons. Officers, directors and greater than 10% shareholders are also required to furnish the Company with copies of all forms they file under this regulation. To the Company's knowledge, based solely on a review of the copies of such reports furnished to the Company and representations that no other reports were required, during the year ended December 31, 2003, all
Section 16(a) filing requirements applicable to its officers, directors and greater than 10% shareholders were complied with.


                         CHANGES IN CERTIFYING ACCOUNTANT

     On January 21, 2003, the Company dismissed its independent auditors, Francis & Co., CPAs, and on the same date authorized the engagement of McNair McLemore Middlebrooks & CO LLP as its independent auditors for the fiscal year ended December 31, 2002. Each of these actions was approved by the Board of Directors and the Audit Committee of the Company.

     Francis & Co. audited the financial statements for the Company for the fiscal year ended December 31, 2001. The audit report of Francis & Co. for the year ended December 31, 2001 did not contain any adverse opinion or a disclaimer of opinion, or was qualified or modified as to uncertainty, audit scope, or accounting principles.

     Except as described herein, in connection with the audit for the fiscal year ended December 31, 2001 and for the interim period through January 1, 2003, there were no disagreements with Francis & Co. on any matter of accounting principle or practice, financial statement disclosure, or audit procedure or scope which disagreement, if not resolved to the satisfaction of Francis & Co., would have caused it to make reference to the subject matter of the disagreement in its report.

     Further, prior to the engagement of McNair McLemore Middlebrooks & CO LLP, neither the Company nor any of its representatives sought the advice of McNair McLemore Middlebrooks & CO LLP regarding the application of accounting principles to a specific completed or contemplated transaction or the type of audit opinion that might be rendered on the Company's financial statements, which advice was an important factor considered by the Company in reaching a decision as to the accounting, auditing or financial reporting issue.

     In connection with the audit of the fiscal year ended December 31, 2001 and for the unaudited period through January 21, 2003, Francis & Co., CPAs did not advise the Company that:

     (i) internal controls necessary for the Company to develop reliable financial statements did not exist;

     (ii) information had come to its attention that led it unwilling to rely on management's representations, or that made it unwilling to be associated with the financial statements prepared by management;

     (iii) there existed a need to expand significantly the scope of its audit, or that information had come to its attention that if further investigated may materially impact the fairness or reliability of either: a previously issued audit report or the underlying financial statements, or the financial statements issued or to be issued covering the fiscal period subsequent to the date of the most recent financial statements covered by an audit report (including information that may prevent it from rendering an unqualified audit report on those financial statements).


                       PRINCIPAL ACCOUNTANT FEES AND SERVICES

     The Audit Committee has approved the selection of McNair McLemore Middlebrooks & CO LLP as independent public accountants to audit the books of the Company for the current year, to report on the consolidated balance sheets and related statements of income, changes in shareholders' equity and cash flows of the Company and to perform such other appropriate accounting services as may be required by the Company.

     Representatives of McNair McLemore Middlebrooks & CO LLP are expected to be present at the shareholders' meeting and will have the opportunity to make a statement if they desire to do so and to respond to appropriate questions.

     AUDIT FEES. The aggregate fees billed for professional services rendered by McNair McLemore Middlebrooks & CO for the audit of the Company's annual financial statements and review of financial statements included in the Company's Forms 10-QSB for 2003 and 2002 were $29,034 and $17,620, respectively.

     AUDIT-RELATED FEES. Additional fees, beyond those reported under "Audit Fees" above, for audit-related services billed to the Company by McNair McLemore Middlebrooks & CO during 2002 and 2003 were $2,821 and $1,880, respectively.

     TAX FEES. The aggregate fees billed for professional services rendered by McNair McLemore Middlebrooks & CO for tax compliance, tax advice, and tax planning for 2003 and 2002 were $2,245 and $2,150, respectively.

     ALL OTHER FEES.    The aggregate fees billed for products and services
provided by McNair McLemore Middlebrooks & CO, other than services reported above, for 2003 were $33,675, relating to assistance with regulatory reporting and other regulatory issues.

     There were no aggregate fees billed for products and services provided by McNair McLemore Middlebrooks & CO, other than services reported above, for 2002.

     All services described above were pre-approved by the Audit Committee.


                               OTHER MATTERS

ANNUAL REPORT TO SHAREHOLDERS AND REPORT ON FORM 10-KSB

     Additional information concerning the Company, including financial statements, is provided in the Company's 2003 Annual Report to Shareholders that accompanies this proxy statement. The Company's Annual Report on Form 10-KSB for the year ended December 31, 2003, as filed with the Securities and Exchange Commission, is available to shareholders who make a written request therefor to Ms. Geraldine Bolen, Chief Financial Officer, at the offices of the Company, 5980 Zebulon Road, Macon, Georgia 31210. Copies of exhibits filed with that report or referenced therein will be furnished to shareholders of record upon request and payment of the Company's expenses in furnishing such documents.

OTHER BUSINESS

     The Board of Directors knows of no other matters to be brought before the 2004 Annual Meeting. However, if other matters should come before the Annual Meeting it is the intention of the persons named in the enclosed form of proxy to vote the proxy in accordance with their judgment of what is in the best interest of the Company.


                                 By Order of The Board of Directors,

                                 /s/ J. Patrick McGoldrick

                                 J. Patrick McGoldrick
                                 President and Chief Executive Officer

Macon, Georgia
April 19, 2004

                           RIVOLI BANCORP, INC.
                            5980 ZEBULON ROAD
                           MACON, GEORGIA 31210


THIS PROXY IS SOLICITED ON BEHALF OF THE BOARD OF DIRECTORS FOR THE 2004 ANNUAL MEETING OF SHAREHOLDERS.

The undersigned hereby appoints F. Tredway Shurling and Roy H. Fickling, and each of them, with power of substitution to each, the proxies of the undersigned to vote the Common Stock of the undersigned at the Annual Meeting of Shareholders of RIVOLI BANCORP, INC. to be held on May 25, 2004, at 9:00 a.m. at the City Club of Macon, located at 355 First Street, Macon, Georgia, and any adjournments or postponements thereof:

1. To elect four Class III directors to serve for a term of three years and until their successors are elected and qualified.

     [  ]   FOR all nominees listed below   [  ]   WITHHOLD AUTHORITY to vote
            (except as marked to the               for all nominees listed below
             contrary below)

     A.V. ELLIOTT, EDWARD H. GREENE, HENRY K. KOPLIN, and C. WARREN SELBY, JR.

     INSTRUCTION: TO WITHHOLD AUTHORITY TO VOTE FOR ANY INDIVIDUAL NOMINEE(S), WRITE THE NOMINEE'S NAME IN THE SPACE PROVIDED BELOW.

--------------------------------------------------------------------------------

2. To vote in accordance with their best judgment with respect to any other matters that may properly come before the meeting or any adjournments or postponements thereof.

THE BOARD OF DIRECTORS FAVORS A VOTE "FOR" THE ELECTION OF THE NOMINEES NAMED ABOVE, AND UNLESS INSTRUCTIONS TO THE CONTRARY ARE INDICATED IN THE SPACE PROVIDED, THIS PROXY WILL BE SO VOTED.

Please date and sign this Proxy exactly as name(s) appears on the mailing label. When signing as an attorney, trustee, executor, administrator or guardian, please give your title as such. If a corporation or partnership, give full name of authorized officer. In the case of joint tenants, each joint owner must sign.


                                         __________________________________
                                         (Signature)

                                         __________________________________
                                         (Signature)

                                         Print Name(s): ___________________

                                         __________________________________

                                         Dated: _____________________, 2004